UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

December 5, 2007 (November 29, 2007)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300

100 Matsonford Road, Radnor, Pennsylvania, 19087

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (610) 687-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PENN VIRGINIA CORPORATION

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 29, 2007, Penn Virginia Corporation (the “Company”) entered into an underwriting agreement (the “Debt Underwriting Agreement”), pursuant to which the Company sold an aggregate of $200,000,000 principal amount of its 4.50% Convertible Senior Subordinated Notes due 2012 (the “Notes”) to the several underwriters named in the Debt Underwriting Agreement (the “Debt Underwriters”). Pursuant to the Debt Underwriting Agreement, the Company granted the Debt Underwriters an option to purchase up to an additional $30,000,000 aggregate principal amount of Notes solely to cover over-allotments, which over-allotment option was exercised in full on December 3, 2007. A copy of the Debt Underwriting Agreement is attached hereto as Exhibit 1.1, is incorporated herein by reference and is hereby filed. The description of the Debt Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Debt Underwriting Agreement. The net proceeds from the sale of the Notes (including the Notes sold pursuant to the Debt Underwriters’ over-allotment option) were estimated to be approximately $222.5 million (after deducting underwriting discounts and commissions and estimated expenses).

On November 29, 2007, the Company entered into an underwriting agreement (the “Equity Underwriting Agreement”), pursuant to which the Company sold an aggregate of 3,000,000 shares of its common stock, $0.01 par value (the “Common Shares”) to the several underwriters named in the Equity Underwriting Agreement (the “Equity Underwriters”). Pursuant to the Equity Underwriting Agreement, the Company granted the Equity Underwriters an option to purchase up to an additional 450,000 Common Shares solely to cover over-allotments, which over-allotment option was exercised in full on December 3, 2007. A copy of the Equity Underwriting Agreement is attached hereto as Exhibit 1.2, is incorporated herein by reference and is hereby filed. The description of the Equity Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Equity Underwriting Agreement. The net proceeds from the sale of the Common Shares sold (including Common Shares sold pursuant to the Equity Underwriters’ over-allotment option) were estimated to be approximately $135.3 million (after deducting underwriting discounts and commissions and estimated expenses).

Certain of the Equity Underwriters are also lenders under the Company’s revolving credit facility. More than 10% of the net proceeds of the sale of the Common Shares will be paid to affiliates of certain of the Equity Underwriters as a result of the repayment of amounts outstanding under the Company’s revolving credit facility. Certain of the Debt Underwriters are also lenders under the Company’s revolving credit facility. A substantial portion of the net proceeds of the sale of the Notes will be paid to affiliates of certain of the Debt Underwriters, as a result of the repayment of amounts outstanding under the Company’s revolving credit facility.

Certain of the Debt Underwriters and Equity Underwriters and their affiliates have provided in the past to the Company and its affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for the Company and its affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the Debt Underwriters and the Equity Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in the Company’s debt or equity securities or loans.

On December 5, 2007, the Notes were issued under, and the Company entered into, (1) an indenture for subordinated debt securities (the “Base Indenture”) among the Company, Wells Fargo Bank, National Association, as trustee (the “Trustee”), and certain of its affiliates and (2) a first supplemental indenture between the Company and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Copies of the Base Indenture and the First Supplemental Indenture are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference and are hereby filed. The description of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Indenture.

The Notes are convertible into cash up to the principal amount thereof and Common Shares, if any, in respect of the excess conversion value, based on an initial conversion rate of 17.3160 Common Shares per $1,000 principal amount of Notes (which is equal to an initial conversion price of approximately $57.75 per Common Share), subject to adjustment, and, if not converted or repurchased earlier, will mature on November 15, 2012. Holders of Notes may convert their Notes at their option prior to the close of business on the business day immediately preceding September 15, 2012 only under the following circumstances: (1) during any fiscal quarter beginning after December 31, 2007 (and only during such fiscal quarter), if the last reported sale price per Common Share for at least 20 trading days (whether or not consecutive) in the 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter is greater than or equal to 130% of the then applicable conversion price on each such trading day; (2) during the five business day period after any ten consecutive trading day period in which the trading price per $1,000 principal amount of the Notes for each day of such period was less than 98% of the product of the last reported sale price per Common Share and the then applicable conversion rate on each such day; and (3) upon the occurrence of certain corporate events set forth in the First Supplemental Indenture. On and after September 15, 2012 until the close of business on the third business day immediately preceding November 15, 2012, holders of the Notes may convert their Notes at any time, regardless of the foregoing circumstances.

The Notes will bear interest at a rate of 4.50% per year payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2008.

The holders of the Notes who convert their Notes in connection with a make-whole fundamental change, as defined in the First Supplemental Indenture, may be entitled to an increase in the conversion rate as specified in the First Supplemental Indenture. Additionally, in the event of a fundamental change, as defined in the First Supplemental Indenture, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any.

The Notes are the Company’s unsecured senior subordinated obligations, ranking junior in right of payment to any senior indebtedness and to any secured indebtedness to the extent of the value of the assets securing such indebtedness of the Company and equal in right of payment to any future unsecured senior subordinated indebtedness of the Company. The Notes will rank senior in right of payment to future junior subordinated indebtedness of the Company and will structurally rank junior to all existing and future indebtedness of the Company’s subsidiaries.

In connection with the sale of the Notes, the Company entered into convertible note hedge transactions with respect to the Common Shares (the “Bond Hedge Transactions”) with affiliates of each of J.P. Morgan Securities Inc., Lehman Brothers Inc., Wachovia Capital Markets

Corporation and UBS Securities LLC (collectively, the “Option Counterparties”). The Bond Hedge Transactions will cover, subject to customary anti-dilution adjustments, the net Common Shares that would be deliverable to converting noteholders in the event of a conversion of the Notes. The Company paid an aggregate amount of approximately $18.6 million of the net proceeds from the sale of the Notes for the cost of the Bond Hedge Transactions (after such cost is offset by the proceeds of the Warrant described below).

Copies of the note hedge confirmations relating to the Bond Hedge Transactions (the “Bond Hedge Confirmations”) are attached hereto as Exhibits 10.1, 10.3, 10.5 and 10.7 are incorporated herein by reference, and are hereby filed. The description of the Bond Hedge Confirmations in this report is a summary and is qualified in its entirety by the terms of the Bond Hedge Confirmations.

The Company also entered into separate warrant transactions whereby the Company has sold to the Option Counterparties warrants to acquire, subject to customary anti-dilution adjustments, approximately 3,982,680 Common Shares (the “Warrants”) at an exercise price of $74.25 per Common Share. Upon exercise of the Warrants, the Company has the option to deliver cash or Common Shares equal to the difference between the then market price and the strike price of the Warrants. Copies of the warrant transaction confirmations (the “Warrant Confirmations”) and warrant transaction amendments (the “Warrant Transaction Amendments”) relating to the Warrants are attached hereto as Exhibits 10.2, 10.4, 10.6, 10.8, 10.9, 10.10, 10.11 and 10.12 are incorporated herein by reference and are hereby filed. The description of the Warrant Confirmations in this report is a summary and is qualified in its entirety by the terms of the Warrant Transaction Confirmations and Warrant Transaction Amendments.

The Bond Hedge Confirmations, Warrant Confirmations and the Warrant Transaction Amendments are separate contracts entered into by the Company with the Option Counterparties, are not part of the terms of the Notes and will not affect the noteholders’ rights under the Notes. The Bond Hedge Transactions are expected to offset the potential dilution upon conversion of the Notes in the event that the market value per Common Share at the time of exercise is greater than the strike price of the Bond Hedge Confirmations, which corresponds to the initial conversion price of the Notes and is simultaneously subject to certain customary adjustments.

If the market value per share of the Common Shares at the time of conversion of the Notes is above the strike price of the Bond Hedge Confirmations, the Bond Hedge Confirmations entitle the Company to receive from the Option Counterparties net Common Shares (and cash for any fractional share cash amount) based on the excess of the then current market price of the Common Shares over the strike price of the Bond Hedge Confirmation. Additionally, if the market price of the Common Shares at the time of exercise of the Warrants exceeds the strike price of the Warrants, the Company will owe the Option Counterparties net Common Shares (and cash for any fractional share cash amount), not offset by the Bond Hedge Confirmation, in an amount based on the excess of the then current market price of the Common Shares over the strike price of the Warrants.

ITEM 2.03	CREATION OF DIRECT FINANCIAL OBLIGATION OR OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On December 5, 2007, the Company issued $230 million aggregate principal amount of the Notes in an underwritten public offering, which Notes are governed by the Indenture, including $30 million aggregate principal amount of the Notes to cover over-allotments.

Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the sale of the Notes, the Company entered into the Bond Hedge Confirmations with the Option Counterparties. The Bond Hedge Confirmations will cover, subject to customary anti-dilution adjustments, Common Shares of the Company that would be deliverable to converting noteholders in the event of a conversion of the Notes.

In connection with the sale of the Notes, the Company entered into separate warrant transactions whereby the Company has sold Warrants to the Option Counterparties. On exercise of the Warrants, the Company has the option to deliver cash or Common Shares equal to the difference between the then market price and the strike price. The Warrants and the underlying Common Shares issuable upon the exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement.

This Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Item

1.1	Underwriting Agreement, dated November 29, 2007, among Penn Virginia Corporation and the representatives of the several underwriters named therein relating to the 4.50% Convertible Senior Subordinated Notes due 2012.

1.2	Underwriting Agreement, dated November 29, 2007, among Penn Virginia Corporation and the representatives of the several underwriters listed therein relating to the Common Shares.

Exhibit No.	Item

4.1	Subordinated Indenture, dated December 5, 2007, among Penn Virginia Corporation, Penn Virginia Holding Corp., Penn Virginia Oil & Gas Corporation, Penn Virginia Oil & Gas GP LLC, Penn Virginia Oil & Gas LP LLC, Penn Virginia MC Corporation, Penn Virginia MC Energy L.L.C., Penn Virginia MC Operating Company L.L.C., Penn Virginia Oil & Gas, L.P. and Wells Fargo Bank, N.A., as trustee.

4.2	First Supplemental Indenture relating to the 4.50% Convertible Senior Subordinated Notes due 2012, dated December 5, 2007, between Penn Virginia Corporation, as issuer and Wells Fargo Bank, N.A., as trustee.

5.1	Opinion of Hunton & Williams LLP as to the validity of the Common Shares and the Notes.

8.1	Opinion of Vinson & Elkins L.L.P. regarding certain tax matters with respect to the Notes.

10.1	Call Option Confirmation dated November 29, 2007 between JPMorgan Chase Bank, National Association, London Branch and Penn Virginia Corporation.

10.2	Warrant Confirmation dated November 29, 2007 between JPMorgan Chase Bank, National Association, London Branch and Penn Virginia Corporation.

10.3	Call Option Confirmation dated November 29, 2007 between Wachovia Bank, National Association and Penn Virginia Corporation.

10.4	Warrant Confirmation dated November 29, 2007 between Wachovia Bank, National Association and Penn Virginia Corporation.

10.5	Call Option Confirmation dated November 29, 2007 between Lehman Brothers OTC Derivatives Inc. and Penn Virginia Corporation.

10.6	Warrant Confirmation dated November 29, 2007 between Lehman Brothers OTC Derivatives Inc. and Penn Virginia Corporation.

10.7	Call Option Confirmation dated November 29, 2007 between UBS AG, London Branch and Penn Virginia Corporation.

10.8	Warrant Confirmation dated November 29, 2007 between UBS AG, London Branch and Penn Virginia Corporation.

Exhibit No.	Item

10.9	Warrant Transaction Amendment between JPMorgan Chase Bank, National Association, London Branch and Penn Virginia Corporation.

10.10	Warrant Transaction Amendment between Lehman Brothers OTC Derivatives Inc. and Penn Virginia Corporation.

10.11	Warrant Transaction Amendment between Wachovia Bank, National Association and Penn Virginia Corporation.

10.12	Warrant Transaction Amendment between UBS AG, London Branch and Penn Virginia Corporation.

23.1	Consent of Vinson & Elkins L.L.P. (included in exhibit 8.1).

23.2	Consent of Hunton & Williams LLP (included in exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Penn Virginia Corporation (Registrant)

BY:	/s/ Nancy M. Snyder
Nancy M. Snyder Executive Vice President, General Counsel and Corporate Secretary

December 5, 2007

EXHIBIT INDEX

Exhibit No.	Item

1.1	Underwriting Agreement, dated November 29, 2007, among Penn Virginia Corporation and the representatives of the several underwriters named therein relating to the 4.50% Convertible Senior Subordinated Notes due 2012.

1.2	Underwriting Agreement, dated November 29, 2007, among Penn Virginia Corporation and the representatives of the several underwriters listed therein relating to the Common Shares.

4.1	Subordinated Indenture, dated December 5, 2007, among Penn Virginia Corporation, Penn Virginia Holding Corp., Penn Virginia Oil & Gas Corporation, Penn Virginia Oil & Gas GP LLC, Penn Virginia Oil & Gas LP LLC, Penn Virginia MC Corporation, Penn Virginia MC Energy L.L.C., Penn Virginia MC Operating Company L.L.C., Penn Virginia Oil & Gas, L.P. and Wells Fargo Bank, N.A., as trustee.

4.2	First Supplemental Indenture relating to the 4.50% Convertible Senior Subordinated Notes due 2012, dated December 5, 2007, between Penn Virginia Corporation, as issuer and Wells Fargo Bank, N.A., as trustee.

5.1	Opinion of Hunton & Williams LLP as to the validity of the Common Shares and the Notes.

8.1	Opinion of Vinson & Elkins L.L.P. regarding certain tax matters with respect to the Notes.

10.1	Call Option Confirmation dated November 29, 2007 between JPMorgan Chase Bank, National Association, London Branch and Penn Virginia Corporation.

10.2	Warrant Confirmation dated November 29, 2007 between JPMorgan Chase Bank, National Association, London Branch and Penn Virginia Corporation.

10.3	Call Option Confirmation dated November 29, 2007 between Wachovia Bank, National Association and Penn Virginia Corporation.

10.4	Warrant Confirmation dated November 29, 2007 between Wachovia Bank, National Association and Penn Virginia Corporation.

10.5	Call Option Confirmation dated November 29, 2007 between Lehman Brothers OTC Derivatives Inc. and Penn Virginia Corporation.

10.6	Warrant Confirmation dated November 29, 2007 between Lehman Brothers OTC Derivatives Inc. and Penn Virginia Corporation.

Exhibit No.	Item

10.7	Call Option Confirmation dated November 29, 2007 between UBS AG, London Branch and Penn Virginia Corporation.

10.8	Warrant Confirmation dated November 29, 2007 between UBS AG, London Branch and Penn Virginia Corporation.

10.9	Warrant Transaction Amendment between JPMorgan Chase Bank, National Association, London Branch and Penn Virginia Corporation.

10.10	Warrant Transaction Amendment between Lehman Brothers OTC Derivatives Inc. and Penn Virginia Corporation.

10.11	Warrant Transaction Amendment between Wachovia Bank, National Association and Penn Virginia Corporation.

10.12	Warrant Transaction Amendment between UBS AG, London Branch and Penn Virginia Corporation.

23.1	Consent of Vinson & Elkins L.L.P. (included in exhibit 8.1).

23.2	Consent of Hunton & Williams LLP (included in exhibit 5.1).